Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Sundance Strategies, Inc. (the “Registrant”) on Form 10-K for the fiscal year ended March 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Randall F. Pearson, President and acting CFO of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	July 15, 2014	By:	/s/Randall F. Pearson
Randall F. Pearson, President, acting CFO and Director